ADVANCED SERIES TRUST
AST Goldman Sachs Small-Cap Value Portfolio

Supplement dated March 23, 2011 to the Prospectus and Statement of Additional Information dated May 1, 2010

Effective immediately, Dolores Bamford and Scott Carroll are no longer serving as Portfolio Managers to the AST Goldman Sachs Small-Cap Value Portfolio. To reflect this, all references to Dolores Bamford and Scott Carroll in the Prospectus and Statement of Additional Information are hereby deleted.

ASTSUP10